UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2012

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 Route 22 East, Suite 2000
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

(908) 203-4640
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          Mark Baric, Thomas Bonney and Charles Nemeroff, M.D. have resigned as members of the Board of Directors (the “Board”) of NovaDel Pharma Inc., a Delaware corporation (the “Company”), effective January 12, 2012. The Board of the Company accepted the notices of resignation from Mr. Baric, Mr. Bonney and Dr. Nemeroff, which are attached as Exhibits hereto and incorporated herein by reference, from their positions, effective January 12, 2012. The Company notes that the resignations of Mr. Baric, Mr. Bonney and Dr. Nemeroff were not the result of any disagreement with the Company relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On January 12, 2012, in connection with the resignations of the directors above, the Board approved an amendment and restatement of the Bylaws of the Company. The amendment reduces the minimum number of directors of the Company from three to one.

          The foregoing is a summary description of the material amendments to the Company’s Bylaws and does not purport to be complete. This description should be read in conjunction with the complete copy of the Amended and Restated Bylaws of the Company, as well as the copy of the Amended and Restated Bylaws of the Company redlined to show amended text, attached hereto as exhibits and incorporated by reference herein.

Item 8.01. Other Events.

          On January 18, 2012, the Company issued a press release announcing its continued intention to explore certain strategic transactions, providing an update regarding the Company’s current financial situation, and announcing its intention to file for bankruptcy protection by the end of January 2012 if the Company is unsuccessful in promptly implementing a strategic transaction.

          A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of NovaDel Pharma Inc.

3.2	Amended and Restated Bylaws of NovaDel Pharma Inc. (redlined to show amended text).

17.1	Letter, dated January 12, 2012, from Mark Baric to NovaDel Pharma Inc.

17.2	Letter, dated January 12, 2012, from Thomas Bonney to NovaDel Pharma Inc.

17.3	Letter, dated January 12, 2012, from Charles Nemeroff, M.D. to NovaDel Pharma Inc.

99.1	Press Release of NovaDel Pharma Inc. dated January 18, 2012.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ STEVEN B. RATOFF

Name:	Steven B. Ratoff
Title:	President, Chief Executive Officer and
Interim Chief Financial Officer

Date: January 19, 2012